UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8217

Name of Fund: MuniHoldings New York Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
        New York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 08/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                MuniHoldings New York
                Insured Fund, Inc.

Annual Report
August 31, 2003

[LOGO] Merrill Lynch Investment Managers

MuniHoldings New York Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of August 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 8.40%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities.


2      MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

A Letter From the President

Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. Perhaps the most significant development was the conclusion of all-out war in Iraq. Although not especially sensitive to geopolitical events, the municipal market has not been exempt from the general market excitement we have seen since fighting gave way to restructuring in Iraq.

Municipal bond yields rose and fell in response to war fears, equity market uncertainty, sub par economic growth, unemployment and deflation. By the end of August, long-term municipal revenue bond yields stood at 5.4%, as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $390 billion in new long-term tax-exempt bonds during the 12-month period ended August 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor can often mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003          3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund was positioned defensively for most of the year in anticipation of a rise in long-term interest rates. Performance benefited late in the period as interest rates rose dramatically.

Discuss the recent market environment relative to municipal bonds.

During the past 12 months, long-term fixed income bond yields generally rose. For the first eight months of the period, bond yields traded in a relatively broad range. Volatile equity markets, concerns over the Iraq conflict and a sub par economic recovery, particularly weak employment trends, all combined to foster a generally benign fixed income environment. By the end of April 2003, long-term U.S. Treasury bond yields had declined approximately 20 basis points (.20%) to 4.77%. Weaker economic activity and continued reductions in short-term interest rates by the Federal Reserve Board pushed bond yields even lower in May and June to 4.17%. Bond yields rose dramatically in July and August in response to stronger-than-expected domestic economic growth and a consensus that the Federal Reserve Board had finished lowering interest rates to revive economic activity. At the end of August 2003, long-term U.S. Treasury yields stood at 5.22%, an increase of approximately 30 basis points over the past year.

Long-term tax-exempt bond yields also rose over the 12 months, although to a lesser extent than U.S. Treasury obligations. Yield volatility was lower than that seen in U.S. Treasury issues, as municipal bond prices typically are less sensitive to worldwide geopolitical pressures on a daily and weekly basis. By the end of August, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.40%, an increase of 15 basis points during the past year. During the 12-month period, the rise in tax-exempt bond yields has been approximately half that seen in their taxable counterparts.

The municipal market's outperformance of the U.S. Treasury market during the period has been especially impressive given the dramatic increase in new bond issuance. During the past 12 months, municipalities have issued more than $390 billion in new securities, an increase of nearly 20% versus last year's issuance. Recent semi-annual issuance has, in fact, exceeded the annual issuance seen during much of the mid-1990s. Historically low interest rates over the past year have been used by state and local governments as an opportunity to finance existing infrastructure needs and refinance outstanding, higher-couponed issues. Current estimates for 2003 municipal bond new issuance are approximately $350 billion, similar to 2002's record high issuance.

As an asset class, municipal bonds have remained an attractive investment alternative, especially relative to U.S. Treasury issues. At the end of August, long-term tax-exempt bond yields were 90% - 94% of comparable U.S. Treasury issues, well in excess of their recent historic average of 85% - 88%. Current yield ratios have made municipal securities attractive to both retail and institutional investors. We expect the tax-exempt market's favorable technical position to remain stable in the near term, therefore, an increase in bond issuance during the remainder of 2003 is not likely to significantly impact the municipal bond market's performance. Looking ahead, while many investors are concerned about how economic growth might affect bond prices and yield, we believe moderate economic growth, especially within a context of negligible inflationary pressure, should not greatly endanger the positive fixed income environments tax-exempt products have enjoyed.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended August 31, 2003, the Common Stock of MuniHoldings New York Insured Fund, Inc. had a net annualized yield of 5.92%, based on a year-end per share net asset value of $15.19 and $.900 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.32%, based on a change in per share net asset value from $15.66 to $15.19, and assuming reinvestment of $.897 per share ordinary income dividends.

For the six-month period ended August 31, 2003, the total investment return on the Fund's Common Stock was -1.07%, based on a change in per share net asset value from $15.85 to $15.19, and assuming reinvestment of $.456 per share ordinary income dividends.

For the six-month period ended August 31, 2003, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, .89%; Series B, .80%; Series C, .93%; Series D, 1.01%; and Series E, .98%.


4      MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

The Fund's Lipper group of New York Insured Municipal Debt Funds had an average return of +3.66% for the 12-month period. The Fund was positioned for a rise in long-term interest rates, and performance benefited as interest rates rose significantly in July and August. The Fund's duration during the period was shorter than that of its peers in an effort to reduce our overall risk exposure. We believe the shorter duration also positions the Fund more appropriately for the possibility of another increase in interest rates.

What developments in the state of New York impacted the Fund?

The state's budget problems caused New York bonds to trade inexpensively during the budget battles early in the Fund's fiscal year. By the end of the period, however, New York bonds again began to trade at their historical norms, although spreads fluctuated dramatically across the municipal curve. While this movement was slightly above average, it also provided investment opportunity for the Fund.

What changes were made to the portfolio during the period?

For most of the year, we were focused on enhancing the Fund's dividend stream and seeking to reduce net asset value volatility, which generally involves shortening the Fund's duration and reducing interest rate sensitivity. We continued shortening our portfolio duration into June as interest rates plummeted to historic lows. Early in August, following the massive backup in interest rates, we began to lean toward a more neutral posture. The neutral positioning was precipitated by the dramatic one-month rise in interest rates that we saw in August. Interest rates rose enough, in our opinion, to reflect slight growth in the economy.

In terms of leverage, the Fund's borrowing costs remained in the .75% - .85% range during the period. These attractive funding levels, in combination with a steep tax-exempt yield curve, have generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

At the close of the period, the Fund maintained a neutral posture with respect to interest rates. In terms of duration, the Fund was at the median of its peer group. We expect that a slight rally in bonds would prompt us to structure the Fund more defensively. Such a rally would present an opportune point from which to prepare for the next rise in interest rates that we believe will accompany a strengthening economy.

Roberto Roffo
Vice President and Portfolio Manager

September 9, 2003


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003          5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
State                     Ratings@  Ratings@  Amount    Municipal Bonds                                                      Value
===================================================================================================================================
New York--153.2%                                        Albany County, New York, Airport Authority, Airport Revenue
                                                        Bonds, AMT (d):
                          AAA       Aaa       $ 1,500         5.375% due 12/15/2017                                         $ 1,588
                          AAA       Aaa         1,500         5.50% due 12/15/2019                                            1,560
                          AAA       Aaa         5,200         6% due 12/15/2023                                               5,773
                          ---------------------------------------------------------------------------------------------------------
                          AA        NR*         3,375   Albany, New York, IDA, Civic Facility Revenue Bonds (The
                                                        University Heights Association--Albany Law School), Series A,
                                                        6.75% due 12/01/2029                                                  3,957
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   Albany, New York, Municipal Water Finance Authority, Water and
                                                        Sewer System Revenue Refunding Bonds, Series A, 6.375% due
                                                        12/01/2009 (b)(f)                                                     1,150
                          ---------------------------------------------------------------------------------------------------------
                                                        Buffalo, New York, GO (d):
                          AAA       Aaa         1,000         Series D, 6% due 12/01/2009 (f)                                 1,180
                          AAA       Aaa         1,000         Series D, 6% due 12/01/2013                                     1,149
                          AAA       Aaa         1,035         Series E, 6% due 12/01/2009 (f)                                 1,220
                          AAA       Aaa         1,165         Series E, 6% due 12/01/2009 (f)                                 1,374
                          AAA       Aaa         1,310         Series E, 6% due 12/01/2009 (f)                                 1,545
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa           920   Buffalo, New York, GO, School, Series E, 6% due
                                                        12/01/2009 (d)(f)                                                     1,085
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Baa2        3,750   Cicero, New York, Local Development Corporation Revenue Bonds
                                                        (Cicero Community Recreation Project), Series A, 6.75% due
                                                        5/01/2042                                                             3,863
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,025   Erie County, New York, GO, Public Improvement, Series A, 5.75%
                                                        due 10/01/2013 (b)                                                    1,154
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         9,750   Long Island Power Authority, New York, Electric System Revenue
                                                        Bonds, Series C, 5% due 9/01/2033 (l)                                 9,601
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,600   Metropolitan Transportation Authority, New York, Commuter
                                                        Facilities Revenue Bonds (Grand Central Terminal), Series 1,
                                                        5.70% due 7/01/2005 (d)(f)                                            7,189
                          ---------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York, Commuter
                                                        Facilities Revenue Refunding Bonds, Series D (e):
                          AAA       Aaa           460         5.125% due 1/01/2012 (f)                                          505
                          AAA       Aaa           540         5.125% due 7/01/2022 (j)                                          551
                          ---------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York, Dedicated Tax
                                                        Fund Revenue Bonds, Series A (b):
                          AAA       Aaa         3,000         4.75% due 10/01/2015 (f)                                        3,167
                          AAA       Aaa         7,280         5% due 11/15/2031                                               7,171
                          ---------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York, Revenue
                                                        Refunding Bonds:
                          NR*       Aaa         3,000         RIB, Series 724X, 10.42% due 11/15/2032 (g)                     3,392
                          A         A2          5,000         Series A, 5.125% due 11/15/2031                                 4,901
                          AAA       Aaa         2,500         Series A, 5.25% due 11/15/2031 (b)(d)                           2,534
                          AAA       Aaa        31,000         Series A, 5.75% due 11/15/2032 (d)                             33,026
                          AAA       Aaa         1,500         Series B, 5% due 11/15/2028 (e)                                 1,481
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         8,500   Metropolitan Transportation Authority, New York, Service
                                                        Contract Revenue Refunding Bonds, Series A, 5% due 7/01/2021 (b)      8,602
                          ---------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York, Transit
                                                        Facilities Revenue Bonds (f):
                          AAA       Aaa         1,215         Series C, 4.75% due 1/01/2012                                   1,301
                          AAA       Aaa         2,535         Series C, 4.75% due 7/01/2012                                   2,723
                          AAA       Aaa         1,000         Series C-1, 5.50% due 7/01/2008 (e)                             1,134
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,070   Metropolitan Transportation Authority, New York, Transportation
                                                        Revenue Refunding Bonds, Series F, 5% due 11/15/2031                  1,054
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,385   Monroe Woodbury, New York, Central School District, GO, 5.625%
                                                        due 5/15/2023 (e)                                                     2,552

Portfolio Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes


6      MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings@  Ratings@  Amount    Municipal Bonds                                                      Value
===================================================================================================================================
New York                                                Nassau County, New York, Interim Finance Authority Revenue
(continued)                                             Refunding Bonds, Series A-2 (a):
                          AAA       Aaa       $ 4,795         5.375% due 11/15/2013                                        $  5,208
                          AAA       Aaa         1,345         5.375% due 11/15/2014                                           1,459
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,210   Nassau Health Care Corporation, New York, Health System Revenue
                                                        Bonds, 5.75% due 8/01/2029 (d)                                        5,546
                          ---------------------------------------------------------------------------------------------------------
                          BBB       A3            705   New York City, New York, City Health and Hospital Corporation,
                                                        Health System Revenue Bonds, Series A, 5.375% due 2/15/2026             706
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Health and Hospital Corporation,
                                                        Health System Revenue Refunding Bonds, Series A:
                          AAA       Aaa         3,000         5.25% due 2/15/2012 (a)                                         3,258
                          AAA       Aaa         2,000         5.25% due 2/15/2017 (e)                                         2,105
                          ---------------------------------------------------------------------------------------------------------
                          A1+       NR*         1,600   New York City, New York, City Housing Development Corporation,
                                                        M/F Rental Housing Revenue Bonds (Carnegie Park), VRDN,
                                                        Series A, 0.80% due 11/15/2019 (h)(i)                                 1,600
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        19,995   New York City, New York, City IDA, IDR (Japan Airlines
                                                        Company), AMT, 6% due 11/01/2015 (d)                                 21,256
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,200   New York City, New York, City Industrial Development Agency,
                                                        Civic Facility Revenue Refunding Bonds (Nightingale--Bamford
                                                        School), 5.25% due 1/15/2017 (a)                                      1,276
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Municipal Water Finance
                                                        Authority, Water and Sewer System Revenue Bonds:
                          NR*       Aaa        11,500         RIB, Series 726X, 10.42% due 6/15/2027 (e)(g)                  13,083
                          AAA       Aaa         2,850         Series A, 5.75% due 6/15/2031 (b)                               3,057
                          AAA       Aaa        11,350         Series B, 5.75% due 6/15/2026 (e)                              12,418
                          AAA       Aaa        11,000         Series B, 5.75% due 6/15/2029 (e)                              11,796
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Municipal Water Finance
                                                        Authority, Water and Sewer System Revenue Bonds, VRDN,
                                                        Series C (b)(h):
                          A1+       VMIG1+        850         0.80% due 6/15/2022                                               850
                          A1+       VMIG1+     37,750         0.80% due 6/15/2023                                            37,750
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Municipal Water Finance
                                                        Authority, Water and Sewer System Revenue Refunding Bonds:
                          AAA       Aaa         4,250         Series A, 5.50% due 6/15/2023 (b)                               4,460
                          AAA       Aaa         6,800         Series A, 5.50% due 6/15/2023 (e)                               7,136
                          AAA       Aaa         2,250         Series A, 5.375% due 6/15/2026 (d)                              2,279
                          AAA       Aaa         3,750         Series E, 5% due 6/15/2038 (e)                                  3,665
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Municipal Water Finance
                                                        Authority, Water and Sewer System Revenue Refunding Bonds,
                                                        VRDN (b)(h):
                          A1+       VMIG1+     12,700         Series A, 0.80% due 6/15/2025                                  12,700
                          A1+       VMIG1+     15,900         Series G, 0.80% due 6/15/2024                                  15,900
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Transitional Finance Authority
                                                        Revenue Bonds, Future Tax Secured:
                          AAA       Aaa         6,405         Series B, 6.25% due 11/15/2018 (b)                              7,335
                          AAA       Aaa         7,610         Series E, 5.25% due 2/01/2020                                   7,925
                          AAA       Aaa         2,500         Series E, 5.25% due 2/01/2022                                   2,579
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Transitional Finance Authority
                                                        Revenue Bonds, Series B (e):
                          AAA       Aaa         1,480         5.50% due 2/01/2011 (f)                                         1,674
                          AAA       Aaa         1,145         5.50% due 2/01/2012                                             1,268
                          AAA       Aaa           805         5.50% due 2/01/2013                                               885
                          ---------------------------------------------------------------------------------------------------------
                          A         A2          8,870   New York City, New York, Fiscal Year 2003, GO, Series I,
                                                        5.375% due 3/01/2027                                                  8,945
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, GO:
                          A         Aaa         4,750         RIB, Series 725X, 10.42% due 3/15/2027 (d)(g)                   5,356
                          A         A2          3,220         Series A, 5.50% due 6/01/2023                                   3,303
                          AAA       Aaa         4,500         Series B, 5.75% due 8/01/2013 (e)                               5,018
                          AAA       Aaa           595         Series I, 6.25% due 4/15/2007 (e)(f)                              683
                          AAA       Aaa         1,255         Series I, 6.25% due 4/15/2027 (e)                               1,404
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, GO, Refunding:
                          AAA       Aaa         1,000         Series A, 6.375% due 5/15/2013 (b)                              1,154
                          AAA       Aaa         3,700         Series A, 6.25% due 5/15/2026 (d)                               4,177
                          A         A2          3,650         Series G, 5.75% due 2/01/2020                                   3,861


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003          7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings@  Ratings@  Amount    Municipal Bonds                                                      Value
===================================================================================================================================
New York                                                New York City, New York, GO, VRDN (e)(h):
(continued)               A1+       VMIG1+    $ 2,900         Series B, Sub-Series B-4, 0.80% due 8/15/2023                 $ 2,900
                          A1+       VMIG1+        800         Series B-2, Sub-Series B-5, 0.82% due 8/15/2009                   800
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa           885   New York City, New York, IDA, Civic Facility Revenue Bonds
                                                        (Anti-Defamation League Foundation), Series A, 5.50% due
                                                        6/01/2022 (e)                                                           932
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         7,965   New York City, New York, IDA, Parking Facility Revenue Bonds
                                                        (Royal Charter--New York Presbyterian), 5.75% due
                                                        12/15/2029 (d)                                                        8,533
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,000   New York City, New York, IDA, Special Facilities Revenue Bonds
                                                        (Terminal One Group), AMT, 6.125% due 1/01/2024 (e)                   5,167
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,300   New York State Dormitory Authority, Hospital Revenue Bonds
                                                        (New York Methodist Hospital), Series A, 6.05% due
                                                        2/01/2034 (a)(c)                                                      2,533
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Dormitory Authority, Hospital Revenue Refunding
                                                        Bonds:
                          AAA       Aaa         1,000         (New York Presbyterian Hospital), 5.50% due 8/01/2011 (a)(c)    1,111
                          AAA       Aaa         2,000         (North General Hospital), 5.75% due 2/15/2017 (k)               2,204
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Dormitory Authority, Lease Revenue Bonds:
                          AAA       Aaa         1,535         (Municipal Health Facilities Improvement Program),
                                                              Series 1, 5.50% due 1/15/2014 (d)                               1,673
                          AAA       Aaa           645         (Office Facilities Audit and Control), 5.50% due
                                                              4/01/2023 (e)                                                     677
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Dormitory Authority Revenue Bonds:
                          AAA       Aaa         1,340         (853 Schools Program), Issue 2, Series E, 5.75% due
                                                              7/01/2019 (a)                                                   1,474
                          AAA       Aaa         1,200         (Cooper Union of Advance Science), 6.25% due 7/01/2029 (e)      1,369
                          AAA       Aaa         2,058         (Gustavus Adolphus Children's School), Series B, 5.50%
                                                              due 7/01/2018 (a)                                               2,214
                          AAA       Aaa         6,750         (Interfaith Medical Center), Series D, 5.40% due
                                                              2/15/2028 (e)                                                   6,908
                          AA        Baa3        1,585         (Long Island University), Series B, 5.50% due 9/01/2020 (m)     1,639
                          AA        Baa3        1,500         (Long Island University), Series B, 5.25% due 9/01/2028 (m)     1,481
                          AAA       Aaa         1,100         (Mental Health Services Facilities Improvement), Series D,
                                                              5.875% due 2/15/2015 (d)                                        1,204
                          AAA       Aaa         1,180         (New York State Rehabilitation Association), Series A,
                                                              5.25% due 7/01/2019 (l)                                         1,229
                          AAA       Aaa         1,000         (New York State Rehabilitation Association), Series A,
                                                              5.125% due 7/01/2023 (l)                                        1,007
                          AAA       Aaa         1,845         (Pace University), 6% due 7/01/2019 (e)                         2,068
                          AAA       Aaa         3,500         (Pace University), 6% due 7/01/2029 (e)                         3,848
                          AAA       NR*         1,750         (Saint Agnes Hospital), 5.40% due 2/15/2025 (e)                 1,800
                          AAA       Aaa         2,150         (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)           2,191
                          AAA       Aaa         1,240         (School Districts Financing Program), Series D, 5% due
                                                              10/01/2030 (e)                                                  1,222
                          AAA       Aaa         7,300         (School Districts Financing Program), Series E, 5.75%
                                                              due 10/01/2030 (e)                                              7,772
                          AAA       Aaa         1,400         (State University Educational Facilities), Series B,
                                                              5.75% due 5/15/2010 (d)(f)                                      1,611
                          AAA       Aaa         1,135         (Upstate Community Colleges), Series A, 6% due
                                                              7/01/2017 (d)                                                   1,281
                          AAA       Aaa           190         (Upstate Community Colleges), Series A, 6% due
                                                              7/01/2018 (d)                                                     214
                          AAA       Aaa           270         (Upstate Community Colleges), Series A, 6% due
                                                              7/01/2019 (d)                                                     303
                          NR*       Baa1        1,875         (Winthrop S. Nassau University), 5.75% due 7/01/2028            1,910
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Dormitory Authority, Revenue Refunding Bonds:
                          AAA       Aaa         3,700         (Bronx-Lebanon Hospital Center), Series E, 5.20% due
                                                              2/15/2013 (e)                                                   3,957
                          AAA       NR*         1,865         (City University System), Series 1, 5.25% due 7/01/2014 (b)     2,001
                          AAA       Aaa         3,400         (Saint Charles Hospital and Rehabilitation Center),
                                                              Series A, 5.625% due 7/01/2012 (e)                              3,705
                          AAA       Aaa         1,370         (School District Financing Program), Series I, 5.75%
                                                              due 10/01/2018 (e)                                              1,512
                          AAA       NR*            30         Series B, 5.50% due 2/15/2007 (e)(f)                               34
                          AAA       NR*         4,520         Series B, 5.50% due 8/15/2017 (e)                               4,868
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,500   New York State Dormitory Authority, State University
                                                        Educational Facilities Revenue Refunding Bonds (1989 Resources),
                                                        6% due 5/15/2012 (e)                                                  7,370
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Energy Research and Development Authority,
                                                        Facilities Revenue Refunding Bonds (Consolidated Edison Co.
                                                        of New York), Series A:
                          AAA       Aaa        12,505         6.10% due 8/15/2020 (a)                                        13,593
                          AAA       Aaa         3,500         6.10% due 8/15/2020 (e)                                         3,800
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,000   New York State Energy Research and Development Authority, PCR,
                                                        Refunding (Central Hudson Gas and Electric), Series A, 5.45%
                                                        due 8/01/2027 (a)                                                     6,171
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,285   New York State Energy Research and Development Authority, Solid
                                                        Waste Disposal Revenue Bonds (New York State Electric and Gas
                                                        Co. Project), AMT, Series A, 5.70% due 12/01/2028 (e)                 1,322
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,400   New York State Environmental Facilities Corporation, Water
                                                        Facilities Revenue Refunding Bonds (Spring Valley Water
                                                        Company), Series B, 6.15% due 8/01/2024                               4,656


8      MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings@  Ratings@  Amount    Municipal Bonds                                                      Value
===================================================================================================================================
New York                                                New York State, HFA, Revenue Refunding Bonds, Series A:
(continued)               AAA       Aaa       $ 2,000         (Fulton Manor), 6.10% due 11/15/2025 (a)(c)                   $ 2,100
                          AAA       Aaa         1,585         (Housing Mortgage Project), 6.10% due 11/01/2015 (d)            1,686
                          AAA       Aaa         2,105         (Nursing Home and Health Care Project), 4.60% due
                                                              11/01/2006 (e)                                                  2,269
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   New York State Medical Care Facilities Finance Agency Revenue
                                                        Bonds (Mental Health Services), Series A, 6% due 2/15/2005 (e)(f)     1,088
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,800   New York State Medical Care Facilities, Mortgage Finance Agency
                                                        Revenue Bonds (Montefiore Medical Center), Series A, 5.75%
                                                        due 2/15/2025 (a)(c)                                                  7,257
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Mortgage Agency, Homeowner Mortgage Revenue
                                                        Bonds:
                          NR*       Aa1         1,785         AMT, Series 88, 6.25% due 4/01/2030                             1,865
                          NR*       Aa1         5,210         AMT, Series 90, 6.35% due 10/01/2030                            5,480
                          AAA       Aaa         6,000         Series 89, 6% due 10/01/2017 (e)                                6,347
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Mortgage Agency, Homeowner Mortgage Revenue
                                                        Refunding Bonds:
                          NR*       Aa1         1,250         AMT, Series 54, 6.20% due 10/01/2026                            1,317
                          AAA       Aaa         2,500         AMT, Series 54, 6.20% due 10/01/2026 (e)                        2,633
                          NR*       Aa1         2,955         AMT, Series 58, 6.40% due 4/01/2027                             3,214
                          AAA       Aaa         2,140         AMT, Series 67, 5.70% due 10/01/2017 (e)                        2,261
                          NR*       Aa1           410         AMT, Series 86, 5.95% due 10/01/2020                              433
                          AAA       Aaa         1,500         Series 59, 6.25% due 4/01/2027 (e)                              1,584
                          NR*       Aa1         1,000         Series 61, 5.80% due 10/01/2017                                 1,035
                          AAA       NR*         2,100         Series 83, 5.55% due 10/01/2027 (e)                             2,157
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         2,805   New York State Mortgage Agency, Homeowner Revenue Bonds, AMT,
                                                        Series 84, 5.90% due 4/01/2022 (e)                                    2,981
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Mortgage Agency Revenue Bonds, AMT, Series 27:
                          NR*       Aaa         3,500         5.80% due 10/01/2020                                            3,681
                          AAA       Aaa         5,700         5.875% due 4/01/2030 (e)                                        6,036
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Mortgage Agency, Revenue Refunding Bonds, AMT:
                          AAA       Aaa         3,195         Series 82, 5.65% due 4/01/2030 (e)                              3,335
                          AAA       NR*         6,940         DRIVERS, Series 279, 10.45% due 10/01/2028 (e)(g)               7,217
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Thruway Authority, Highway and Bridge Trust
                                                        Fund Revenue Bonds, Series B-1 (b):
                          AAA       Aaa         5,000         5.75% due 4/01/2013                                             5,581
                          AAA       Aaa         3,000         5.75% due 4/01/2014                                             3,348
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,045   New York State Thruway Authority, Second General Highway and
                                                        Bridge Trust Fund Revenue Bonds, Series A, 5.25%
                                                        due 4/01/2023 (e)                                                     3,128
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Thruway Authority, Service Contract Revenue
                                                        Refunding Bonds (Local Highway) (e):
                          AAA       Aaa         4,155         6% due 4/01/2007 (f)                                            4,766
                          AAA       Aaa         3,095         6% due 4/01/2012                                                3,473
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Thruway, Transportation Authority, State
                                                        Personal Income Tax Revenue Bonds, Series A (e):
                          AAA       Aaa         1,400         5% due 3/15/2020                                                1,427
                          AAA       Aaa         1,400         5% due 3/15/2022                                                1,413
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Urban Development Corporation Revenue Bonds (a):
                          AAA       Aaa         5,465         (Correctional Capital Facilities), Series 6, 5.375%
                                                              due 1/01/2006 (f)                                               6,029
                          AAA       Aaa         4,000         (Correctional Facilities Service Contract), Series B,
                                                              5.25% due 1/01/2015                                             4,282
                          ---------------------------------------------------------------------------------------------------------
                          BBB       Baa1       10,000   Niagara County, New York, IDA, Solid Waste Disposal Revenue
                                                        Refunding Bonds, AMT, Series B, 5.55% due 11/15/2024                 10,342
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,700   Oneida County, New York, IDA, Civic Facilities Revenue Bonds
                                                        (Mohawk Valley), Series A, 5.20% due 2/01/2013 (d)                    1,817
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,800   Oneida-Herkimer, New York, Solid Waste Management Authority,
                                                        Solid Waste Revenue Refunding Bonds, 5.50% due 4/01/2013 (d)          1,972
                          ---------------------------------------------------------------------------------------------------------
                          AA-       A1          4,500   Onondaga County, New York, IDA, Sewer Facilities Revenue Bonds
                                                        (Bristol-Myers Squibb Company Project), AMT, 5.75% due 3/01/2024      4,722
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         6,000   Port Authority of New York and New Jersey Revenue Refunding
                                                        Bonds, DRIVERS, AMT, Series 177, 10.91% due 10/15/2032 (e)(g)         7,031
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*        13,365   Port Authority of New York and New Jersey, Special Obligation
                                                        Revenue Bonds, DRIVERS AMT, Series 278, 10.40% due
                                                        12/01/2022 (e)(g)                                                    14,704


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003          9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings@  Ratings@  Amount    Municipal Bonds                                                      Value
===================================================================================================================================
New York                                                Port Authority of New York and New Jersey, Special Obligation
(concluded)                                             Revenue Bonds (Special Project--JFK International Air Terminal
                                                        Project), AMT, Series 6 (e):
                          AAA       Aaa       $ 3,000         6.25% due 12/01/2011                                          $ 3,367
                          AAA       Aaa         7,830         6.25% due 12/01/2015                                            8,718
                          AAA       Aaa         7,000         5.90% due 12/01/2017                                            7,599
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         2,340   Rome, New York, City School District, GO, 5.50% due 6/15/2017 (d)     2,543
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         5,000   Schenectady, New York, IDA, Civic Facility Revenue Bonds
                                                        (Union College Project), Series A, 5.45% due 12/01/2029 (a)           5,156
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         3,000   Schenectady, New York, IDA, Civic Facility Revenue Refunding
                                                        Bonds (Union College Project), Series A, 5.625% due 7/01/2031 (a)     3,163
                          ---------------------------------------------------------------------------------------------------------
                                                        Suffolk County, New York, IDA, Solid Waste Disposal Facility
                                                        Revenue Refunding Bonds (Ogden Martin System Huntington Project),
                                                        AMT (a):
                          AAA       Aaa         4,660         6% due 10/01/2010                                               5,312
                          AAA       Aaa         5,000         6.15% due 10/01/2011                                            5,750
                          AAA       Aaa         3,530         6.25% due 10/01/2012                                            4,093
                          ---------------------------------------------------------------------------------------------------------
`                                                       Tobacco Settlement Financing Corporation of New York Revenue
                                                        Bonds, Series A-1:
                          AAA       Aaa         2,750         5.50% due 6/01/2015 (k)                                         2,927
                          AAA       NR*        25,450         5.25% due 6/01/2021 (a)                                        26,112
                          AAA       NR*         2,000         5.25% due 6/01/2022 (a)                                         2,041
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,415   Triborough Bridge and Tunnel Authority, New York, General
                                                        Revenue Refunding Bonds, Series B, 5% due 11/15/2010 (e)              1,547
                          ---------------------------------------------------------------------------------------------------------
                          AA-       NR*         5,300   Triborough Bridge and Tunnel Authority, New York, Revenue Bonds,
                                                        DRIVERS, Series 293, 9.87% due 1/01/2032 (g)                          5,656
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        13,000   Triborough Bridge and Tunnel Authority, New York, Revenue
                                                        Refunding Bonds, 5.25% due 11/15/2023 (e)                            13,343
                          ---------------------------------------------------------------------------------------------------------
                                                        Triborough Bridge and Tunnel Authority, New York, Subordinate
                                                        Revenue Bonds:
                          A+        A1          1,800         5.25% due 11/15/2030                                            1,811
                          AAA       Aaa         5,000         5% due 11/15/2032                                               4,924
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         7,000   Westchester County, New York, IDA, Civic Facility Revenue Bonds
                                                        (Purchase College Foundation Housing Project), Series A, 5.75%
                                                        due 12/01/2031 (a)                                                    7,498
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,795   Yonkers, New York, GO, Series A, 5.75% due 10/01/2015 (b)             2,004
===================================================================================================================================
Puerto Rico--10.5%        BBB       Baa2       10,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
                                                        Refunding Bonds, 5.50% due 5/15/2039                                  8,062
                          ---------------------------------------------------------------------------------------------------------
                                                        Puerto Rico Commonwealth Highway and Transportation Authority,
                                                        Transportation Revenue Bonds:
                          AAA       Aaa         4,800         5.25% due 7/01/2017 (b)                                         5,166
                          A         Baa1       15,495         Series D, 5.75% due 7/01/2041                                  16,338
                          AAA       Aaa         1,250         Trust Receipts, Class R, Series B, 10.586% due
                                                              7/01/2035 (e)(g)                                                1,524
                          ---------------------------------------------------------------------------------------------------------
                                                        Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                                        Series NN:
                          A-        A3          4,750         5.125% due 7/01/2029                                            4,699
                          AAA       Aaa         7,275         5% due 7/01/2032 (e)                                            7,291
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aa2         5,600   Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                                        Series 272, 9.63% due 8/01/2030 (g)                                   6,120
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$748,024)--163.7%                      765,596
                          =========================================================================================================


10     MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

Schedule of Investments (concluded)                               (in Thousands)

                                              Shares
                                              Held      Short-Term Investments                                               Value
===================================================================================================================================
                                                4,514   CMA New York Municipal Money Fund**                                 $ 4,514
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Investments (Cost--$4,514)--1.0%                     4,514
===================================================================================================================================
                          Total Investments (Cost--$752,538)--164.7%                                                        770,110

                          Other Assets Less Liabilities--2.2%                                                                10,439

                          Preferred Stock, at Redemption Value--(66.9%)                                                    (313,037)
                                                                                                                           --------
                          Net Assets Applicable to Common Stock--100.0%                                                    $467,512
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2003.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2003.
(i)   FNMA Collateralized.
(j)   Escrowed to maturity.
(k)   XL Capital Insured.
(l)   CIFG Insured.
(m)   Radian Insured.
*     Not Rated.
** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                    4,514          $16
      --------------------------------------------------------------------------

+     Highest short-term rating by Moody's Investors Service, Inc.
@     Ratings of issues shown are unaudited.

      See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of August 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................      76.3%
AA/Aa ............................................................       4.9
A/A ..............................................................       5.7
BBB/Baa ..........................................................       3.1
NR (Not Rated) ...................................................       0.6
Other* ...........................................................       9.4
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003         11

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of August 31, 2003

=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$752,537,832) ...................                    $ 770,110,008
                   Cash ....................................................................                           62,347
                   Receivables:
                      Interest .............................................................    $ 10,005,862
                      Securities sold ......................................................       9,563,199
                      Dividends from affiliates ............................................              41       19,569,102
                                                                                                ------------
                   Prepaid expenses ........................................................                           24,671
                                                                                                                -------------
                   Total assets ............................................................                      789,766,128
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Securities purchased .................................................       8,631,769
                      Investment adviser ...................................................         310,617
                      Dividends to Common Stock shareholders ...............................         201,508
                      Other affiliates .....................................................           7,487        9,151,381
                                                                                                ------------
                   Accrued expenses ........................................................                           66,044
                                                                                                                -------------
                   Total liabilities .......................................................                        9,217,425
                                                                                                                -------------
=============================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, par value $.10 per share (1,900 Series A shares, 1,900
                     Series B shares, 3,040 Series C shares, 3,680 Series D shares and 2,000
                     Series E shares of AMPS* issued and outstanding at $25,000 per share
                     liquidation preference) ...............................................                      313,036,662
                                                                                                                -------------
=============================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock ...................................                    $ 467,512,041
                                                                                                                =============
=============================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share (30,784,615 shares issued and
                     outstanding) ..........................................................                    $   3,078,462
                   Paid-in capital in excess of par ........................................                      474,902,115
                   Undistributed investment income--net ....................................    $  6,722,385
                   Accumulated realized capital losses on investments--net .................     (34,763,097)
                   Unrealized appreciation on investments--net .............................      17,572,176
                                                                                                ------------
                   Total accumulated losses--net ...........................................                      (10,468,536)
                                                                                                                -------------
                   Total--Equivalent to $15.19 net asset value per share of Common Stock
                     (market price--$13.79) ................................................                    $ 467,512,041
                                                                                                                =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12     MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

Statement of Operations

For the Year Ended August 31, 2003

=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                   Interest ................................................................                    $  38,914,027
                   Dividends from affiliates ...............................................                           16,124
                                                                                                                -------------
                   Total income ............................................................                       38,930,151
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ................................................    $  4,365,489
                   Commission fees .........................................................         793,971
                   Accounting services .....................................................         241,673
                   Transfer agent fees .....................................................          84,844
                   Professional fees .......................................................          66,474
                   Custodian fees ..........................................................          43,898
                   Printing and shareholder reports ........................................          39,527
                   Directors' fees and expenses ............................................          34,549
                   Listing fees ............................................................          28,965
                   Pricing fees ............................................................          28,217
                   Other ...................................................................          63,308
                                                                                                ------------
                   Total expenses before reimbursement and waiver ..........................       5,790,915
                   Reimbursement and waiver of expenses ....................................        (365,615)
                                                                                                ------------
                   Total expenses after reimbursement and waiver ...........................                        5,425,300
                                                                                                                -------------
                   Investment income--net ..................................................                       33,504,851
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
-----------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net .......................................                        7,565,934
                   Change in unrealized appreciation on investments--net ...................                      (24,859,993)
                                                                                                                -------------
                   Total realized and unrealized loss on investments--net ..................                      (17,294,059)
                                                                                                                -------------
=============================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..................................................                       (3,268,878)
                                                                                                                -------------
                   Net Increase in Net Assets Resulting from Operations ....................                    $  12,941,914
                                                                                                                =============

      See Notes to Financial Statements.


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003         13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                     For the Year Ended
                                                                                                         August 31,
                                                                                                ----------------------------
Increase (Decrease) in Net Assets:                                                                  2003            2002
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..................................................    $ 33,504,851    $ 32,835,166
                   Realized gain (loss) on investments--net ................................       7,565,934      (1,765,251)
                   Change in unrealized appreciation on investments--net ...................     (24,859,993)     (2,920,567)
                   Dividends to Preferred Stock shareholders ...............................      (3,268,878)     (4,598,035)
                                                                                                ----------------------------
                   Net increase in net assets resulting from operations ....................      12,941,914      23,551,313
                                                                                                ----------------------------
============================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..................................................     (27,613,800)    (27,157,633)
                                                                                                ----------------------------
                   Net decrease in net assets resulting from dividends to Common
                   Stock shareholders ......................................................     (27,613,800)    (27,157,633)
                                                                                                ----------------------------
============================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                   Total decrease in net assets applicable to Common Stock .................     (14,671,886)     (3,606,320)
                   Beginning of year .......................................................     482,183,927     485,790,247
                                                                                                ----------------------------
                   End of year* ............................................................    $467,512,041    $482,183,927
                                                                                                ============================
                      * Undistributed investment income--net ...............................    $  6,722,385    $  4,100,018
                                                                                                ============================

      See Notes to Financial Statements.


14     MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                     For the Year Ended August 31,
                                                                              ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                                          2003       2002       2001       2000       1999
==================================================================================================================================
Per Share Operating Performance++
----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of year ..............................   $  15.66   $  15.78   $  14.19   $  14.16   $  16.07
                                                                              ----------------------------------------------------
          Investment income--net ..........................................       1.09@      1.07@      1.12@      1.13       1.16
          Realized and unrealized gain (loss) on investments--net .........       (.58)      (.19)      1.52        .08      (1.75)
          Dividends and distributions to Preferred Stock shareholders:
             Investment income--net .......................................       (.08)      (.12)      (.27)      (.37)      (.27)
             Realized gain on investments--net ............................         --         --         --         --       (.02)
             In excess of realized capital gains on investments--net ......         --         --         --         --       (.03)
          Capital write-off (charge) resulting from issuance of
          Preferred Stock .................................................         --         --         --@@       --         --
                                                                              ----------------------------------------------------
          Total from investment operations ................................        .43        .76       2.37        .84       (.91)
                                                                              ----------------------------------------------------
          Less dividends and distributions to Common Stock shareholders:
             Investment income--net .......................................       (.90)      (.88)      (.78)      (.81)      (.86)
             Realized gain on investments--net ............................         --         --         --         --       (.05)
             In excess of realized capital gains on investments--net ......         --         --         --         --       (.09)
                                                                              ----------------------------------------------------
          Total dividends and distributions to Common Stock shareholders ..       (.90)      (.88)      (.78)      (.81)     (1.00)
                                                                              ----------------------------------------------------
          Capital write-off (charge) resulting from issuance of Common
          Stock ...........................................................         --         --         --@@       --         --
                                                                              ----------------------------------------------------
          Net asset value, end of year ....................................   $  15.19   $  15.66   $  15.78   $  14.19   $  14.16
                                                                              ====================================================
          Market price per share, end of year .............................   $  13.79   $  14.37   $  14.37   $ 12.625   $  14.00
                                                                              ====================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
          Based on market price per share .................................       2.22%      6.49%     20.75%     (3.58%)    (2.37%)
                                                                              ====================================================
          Based on net asset value per share ..............................       3.32%      5.68%     17.97%      7.14%     (5.91%)
                                                                              ====================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of reimbursement and waiver and excluding
            reorganization expenses** .....................................       1.13%      1.16%      1.14%      1.17%      1.13%
                                                                              ====================================================
          Total expenses, excluding reorganization expenses** .............       1.20%      1.23%      1.24%      1.29%      1.19%
                                                                              ====================================================
          Total expenses** ................................................       1.20%      1.26%      1.32%      1.46%      1.19%
                                                                              ====================================================
          Total investment income--net** ..................................       6.96%      7.01%      7.46%      8.58%      7.43%
                                                                              ====================================================
          Amount of dividends to Preferred Stock shareholders .............        .68%       .98%      2.22%      2.90%      1.71%
                                                                              ====================================================
          Investment income--net, to Common Stock shareholders ............       6.28%      6.03%      5.24%      5.68%      5.72%
                                                                              ====================================================


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003         15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.                                      For the Year Ended August 31,
                                                                               ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                                           2003       2002       2001       2000       1999
===================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
-----------------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of reimbursement and waiver and excluding
            reorganization expenses .......................................         .68%       .70%       .68%       .67%       .70%
                                                                               ====================================================
          Total expenses, excluding reorganization expenses ...............         .73%       .74%       .74%       .74%       .74%
                                                                               ====================================================
          Total expenses ..................................................         .73%       .76%       .78%       .83%       .74%
                                                                               ====================================================
          Total investment income--net ....................................        4.22%      4.21%      4.41%      4.87%      4.59%
                                                                               ====================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
          Dividends to Preferred Stock shareholders .......................        1.05%      1.47%      3.21%      3.80%      2.77%
                                                                               ====================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
          Net assets applicable to Common Stock, end of year (in thousands)    $467,512   $482,184   $485,790   $376,391   $138,595
                                                                               ====================================================
          Preferred Stock outstanding, end of year (in thousands) .........    $313,000   $313,000   $313,000   $274,000   $ 95,000
                                                                               ====================================================
          Portfolio turnover ..............................................       59.02%     86.39%     94.03%     85.08%     34.48%
                                                                               ====================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
          Asset coverage per $1,000 .......................................    $  2,494   $  2,541   $  2,552   $  2,374   $  2,459
                                                                               ====================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
          Series A--Investment income--net ................................    $    247   $    347   $    765   $    890   $    703
                                                                               ====================================================
          Series B--Investment income--net ................................    $    236   $    348   $    784   $    909   $    684
                                                                               ====================================================
          Series C--Investment income--net+ ...............................    $    258   $    377   $    843   $    503         --
                                                                               ====================================================
          Series D--Investment income--net+ ...............................    $    287   $    391   $    842   $    495         --
                                                                               ====================================================
          Series E--Investment income--net+ ...............................    $    256   $    347   $    818   $    481         --
                                                                               ====================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     The Fund's Preferred Stock was issued on March 6, 2000 for Series C, D and
      E.
++ Certain prior year amounts have been reclassified to conform with current year presentation.
@     Based on average shares outstanding.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.

16     MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price on the basis of yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Forward interest rate swaps are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003         17

[LOGO] Merrill Lynch Investment Managers

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $194 has been reclassified between accumulated realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended August 31, 2003, FAM earned fees of $4,365,489, of which $353,859 was waived. For the year ended August 31, 2003, FAM reimbursed the Fund in the amount of $11,756.

For the year ended August 31, 2003, the Fund reimbursed FAM $17,456 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2003 were $441,180,721 and $490,664,285, respectively.

Net realized gains (losses) for the year ended August 31, 2003 and net unrealized gains as of August 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized             Unrealized
                                              Gains (Losses)            Gains
--------------------------------------------------------------------------------
Long-term investments .................        $ 14,643,935         $ 17,572,176
Financial futures contracts ...........          (3,086,765)                  --
Forward interest rate swaps ...........          (3,991,237)                  --
                                               ---------------------------------
Total .................................        $  7,565,933         $ 17,572,176
                                               =================================

As of August 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $17,665,699, of which $23,736,631 related to appreciated securities and $6,070,932 related to depreciated securities. The aggregate cost of investments at August 31, 2003 for Federal income tax purposes was $752,444,309.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The yields in effect at August 31, 2003 were as follows: Series A, .84%; Series B, .70%; Series C, .80%; Series D, .84% and Series E, .84%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $339,765 as commissions.


18     MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

Notes to Financial Statements (concluded)

5. Distributions to shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.076000 per share on September 29, 2003 to shareholders of record on September 16, 2003.

The tax character of distributions paid during the fiscal years ended August 31, 2003 and August 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                  8/31/2003           8/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $30,882,678         $31,755,668
                                                 -------------------------------
Total distributions ....................         $30,882,678         $31,755,668
                                                 ===============================

As of August 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ..................        $  6,628,678
Undistributed long-term capital gains -- net ............                  --
                                                                 ------------
Total undistributed earnings -- net .....................           6,628,678
Capital loss carryforward ...............................         (24,681,541)*
Unrealized gains -- net .................................           7,584,327**
                                                                 ------------
Total accumulated losses -- net .........................        $(10,468,536)
                                                                 ============

* On August 31, 2003 the Fund had a net capital loss carryforward of $24,681,541, of which $4,116,365 expires in 2007; $3,509,287 expires in
      2008 and $17,055,889 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003         19

[LOGO] Merrill Lynch Investment Managers

Independent Auditors' Report

To the Shareholders and Board of Directors of MuniHoldings New York Insured Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniHoldings New York Insured Fund, Inc. as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund, Inc. as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 22, 2003


20     MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniHoldings New York Insured Fund, Inc. during the taxable year ended August 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003         21

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of


22     MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

Automatic Dividend Reinvestment Plan (concluded)

the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003         23

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                             Position(s)  Length                                                        Fund Complex   Directorships
                             Held         of Time                                                       Overseen by    Held by
Name         Address & Age   with Fund    Served      Principal Occupation(s) During Past 5 Years       Director       Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.     P.O. Box 9011   President    1999 to     President and Chairman of Merrill Lynch Invest-   122 Funds      None
Glenn*       Princeton, NJ   and          present     ment Managers, L.P. ("MLIM")/Fund Asset           163 Portfolios
             08543-9011      Director     and         Management, L.P. ("FAM")--Advised Funds since
             Age: 62                      1997 to     1999; Chairman (Americas Region) of MLIM from
                                          present     2000 to 2002; Executive Vice President of MLIM
                                                      and FAM (which terms as used herein include
                                                      their corporate predecessors) from 1983 to 2002;
                                                      President of FAM Distributors, Inc. ("FAMD") from
                                                      1986 to 2002 and Director thereof from 1991 to
                                                      2002; Executive Vice President and Director of
                                                      Princeton Services, Inc. ("Princeton Services")
                                                      from 1993 to 2002; President of Princeton
                                                      Administrators, L.P. from 1989 to 2002; Director
                                                      of Financial Data Services, Inc. since 1985.
             -----------------------------------------------------------------------------------------------------------------------
             *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators,
                L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December
                31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.    P.O. Box 9095   Director     1997 to     Professor Emeritus of Finance, School of          48 Funds       None
Forbes       Princeton, NJ                present     Business, State University of New York at Albany  49 Portfolios
             08543-9095                               since 2000 and Professor thereof from 1989 to
             Age: 62                                  2000; International Consultant at the Urban
                                                      Institute from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.   P.O. Box 9095   Director     1997 to     Professor, Harvard Business School since 1989.    48 Funds       Unum
Montgomery   Princeton, NJ                present                                                       49 Portfolios  Provident
             08543-9095                                                                                                Corporation;
             Age: 51                                                                                                   Newell
                                                                                                                       Rubbermaid,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C.   P.O. Box 9095   Director     1997 to     Self-employed financial consultant since 1990.    48 Funds       None
Reilly       Princeton, NJ                present                                                       49 Portfolios
             08543-9095
             Age: 72
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.     P.O. Box 9095   Director     1997 to     Founder and Director Emeritus of The Boston       48 Funds       None
Ryan         Princeton, NJ                present     University Center for the Advancement of          49 Portfolios
             08543-9095                               Ethics and Character; Professor of Education
             Age: 70                                  at Boston University from 1982 to 1999 and
                                                      Professor Emeritus thereof since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.    P.O. Box 9095   Director     2000 to     President, Middle East Institute from 1995 to     48 Funds       None
Suddarth     Princeton, NJ                present     2001; Foreign Service Officer, United States      49 Portfolios
             08543-9095                               Foreign Service from 1961 to 1995; Career
             Age: 68                                  Minister from 1989 to 1995; Deputy Inspector
                                                      General, U.S. Department of State from 1991 to
                                                      1994; U.S. Ambassador to the Hashemite Kingdom
                                                      of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


24     MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

Officers and Directors (unaudited) (concluded)

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                             Position(s)  Length                                                        Fund Complex   Directorships
                             Held         of Time                                                       Overseen by    Held by
Name         Address & Age   with Fund    Served      Principal Occupation(s) During Past 5 Years       Director       Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.   P.O. Box 9095   Director     1997 to     Dean Emeritus of New York University, Leonard     48 Funds       Bowne &
West         Princeton, NJ                present     N. Stern School of Business Administration        49 Portfolios  Co., Inc.;
             08543-9095                               since 1994.                                                      Vornado
             Age: 65                                                                                                   Realty Trust;
                                                                                                                       Vornado
                                                                                                                       Operating
                                                                                                                       Company;
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.    P.O. Box 9095   Director     2000 to     Executive Vice President of The Prudential        48 Funds       None
Zinbarg      Princeton, NJ                present     Insurance Company of America from 1988 to 1994;   49 Portfolios
             08543-9095                               Former Director of Prudential Reinsurance
             Age: 68                                  Company and former Trustee of The Prudential
                                                      Foundation; Self-employed financial consultant
                                                      since 1994.
             -----------------------------------------------------------------------------------------------------------------------
             *  The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                             Position(s)  Length
                             Held         of Time
Name         Address & Age   with Fund    Served*     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.    P.O. Box 9011   Vice         1997 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
Burke        Princeton, NJ   President    present     1999; Senior Vice President and Treasurer of Princeton Services since 1999;
             08543-9011      and          and 1999    Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
             Age: 43         Treasurer    to present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.   P.O. Box 9011   Senior Vice  2002 to     Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob        Princeton, NJ   President    present     Management) of MLIM from 1997 to 2000.
             08543-9011
             Age: 52
------------------------------------------------------------------------------------------------------------------------------------
John M.      P.O. Box 9011   Senior Vice  2002 to     Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo     Princeton, NJ   President    present     Management) of MLIM from 1998 to 2000.
             08543-9011
             Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Roberto W.   P.O. Box 9011   Vice         1997 to     Director (Municipal Tax-Exempt Fund Management) since 2000; Vice President of
Roffo        Princeton, NJ   President    present     MLIM from 1996 to 2000.
             08543-9011
             Age: 37
------------------------------------------------------------------------------------------------------------------------------------
Brian D.     P.O. Box 9011   Secretary    2002 to     Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith
Stewart      Princeton, NJ                present     from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
             08543-9011
             Age: 34
             -----------------------------------------------------------------------------------------------------------------------
             *  Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MHN


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003         25

[LOGO] Merrill Lynch Investment Managers

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


26     MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.       AUGUST 31, 2003         27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniHoldings New York Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings New York Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #HOLDNY -- 8/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniHoldings New York Insured Fund, Inc.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            MuniHoldings New York Insured Fund, Inc.

        Date: October 24, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            MuniHoldings New York Insured Fund, Inc.

        Date: October 24, 2003


        By: /s/ Donald C. Burke
            ----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniHoldings New York Insured Fund, Inc.

        Date: October 24, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.